Exhibit 10.5

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 161	3. EFFECTIVE DATE 06/03/2019	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
JESSICA J. STRINGER Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-5527		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.)	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate Operating Period 69 (June 2019) Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan reductions in payment, related to the Day Network only, will be eliminated. This relief does not apply to the Night Network.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

FedEx will notify the Postal Service if the tender requirement is different than what is currently in the contract. Delivery does not change. Payments for said charters will be Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ron D. Stevens, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ RON D. STEVENS (Signature of person authorized to sign)	15C. DATE SIGNED 11-18-19	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 11-18-19

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
9

paid as part of the Operating Period reconciliation.

—

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

Period of Performance: 09/30/2013 to 09/29/2024

Change Item 9 to read as follows:

Ad Hoc Charter Option

Account Number: 53703

This value is for estimation purposes only.

Omitted Attachment

An attachment to this exhibit regarding certain charter services to be provided by FedEx for the U.S. Postal Service has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally a copy of the attachment to the Securities and Exchange Commission or its staff upon request.

[*]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.